Other Current Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Other Current Liabilities
Other Current Liabilities

Note 12. Other Current Liabilities

Certain conversion features embedded within the Company’s convertible debt instruments contain variable settlement provisions and are accounted for as derivative liabilities in accordance with ASC 815, Derivatives and Hedging. As of March 31, 2026 and December 31, 2025, the Company had outstanding balances of approximately $9.1 million, respectively, related to derivative liabilities.

As of March 31, 2026 and December 31, 2025, the Company had outstanding balances of approximately $5.3 and $7.1 million, respectively, under a line of credit arrangement with B1 Bank related to accounts receivable factoring. During the three months ended March 31, 2026, B1 Bank applied approximately $1.8 million of restricted cash maintained by the Company against the outstanding balance under the facility. The facility remained matured as of March 31, 2026.

Note 12. Other Current Liabilities

The conversion features of the Company’s convertible notes contain variable pricing based on future market prices and are therefore accounted for as derivative liabilities in accordance with ASC 815-15. The Company recorded a derivative liability of $9,062,320 as of December 31, 2025, with a corresponding charge to loss on conversion of debt in the consolidated statements of operations.

As of December 31, 2025, the Company had an outstanding balance of $7,103,108 under a line of credit agreement with B1 Bank related to accounts receivable factoring. The facility has matured. In connection with this arrangement, the Company maintains restricted cash of approximately $1.8 million. See Note 13 Commitments and Contingencies for additional information.